UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 1, 2021
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959

001-01839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation) 10 South Dearborn Street 49th Floor Chicago, Illinois 60603 (312) 394-4321
Former Address, if Changed Since Last Report
COMMONWEALTH EDISON COMPANY
(an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2021, Exelon Corporation (“Exelon”) announced that Joseph Dominguez, Chief Executive Officer of Commonwealth Edison Company (“ComEd”), was stepping down from his position and the board of directors of ComEd, effective immediately. Mr. Dominguez will assume the role of Chief Executive Officer of Exelon Generation Company, LLC (“Generation”) and will become the Chief Executive Officer of the new public company (to be called Constellation) which will own the competitive power generation and customer-facing retail energy business currently conducted by Generation once the previously announced separation of such businesses from Exelon’s six regulated electric and gas utilities business occurs. The completion of the separation is planned for the first quarter of 2022.

Exelon and ComEd also announced that effective October 1, 2021, Calvin Butler, Chief Executive Officer of Exelon Utilities, will assume the role of Chief Executive Officer of ComEd on an interim basis until a permanent replacement is announced. Mr. Butler, age 52, has served as Chief Executive Officer of Exelon Utilities since 2019. He previously served as Chief Executive Officer of Baltimore Gas and Electric Company, a subsidiary of Exelon, from 2014 to 2019. No new compensatory or severance arrangements were entered into in connection with Mr. Butler’s appointment as Interim Chief Executive Officer of ComEd.

Section 8 - Other Events
Item 8.01. Other Events

On October 1, 2021, Exelon announced that, effective immediately, Daniel Eggers, Senior Vice President, Corporate Finance of Exelon, will assume the role of Chief Financial Officer of Generation and will become Chief Financial Officer of the new public company (to be called Constellation) which will own the competitive power generation and customer-facing retail energy business currently conducted by Generation once the previously announced separation of such businesses from Exelon’s six regulated electric and gas utilities business occurs. The completion of the separation is planned for the first quarter of 2022.

A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *

This combined Current Report on Form 8-K is being furnished separately by Exelon Corporation, Exelon Generation Company, LLC, and Commonwealth Edison Company ("Registrants"). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties including, among others, those related to the timing, manner, tax-free nature and expected benefits associated with the potential separation of Exelon’s competitive power generation, and customer-facing energy business from its six regulated electric and gas utilities. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein as well as the items discussed in (1) the Registrants' 2020 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies; (2) the Registrants' Second Quarter 2021 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 15, Commitments and Contingencies; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Carter Culver
Carter Culver
Senior Vice President and Deputy General Counsel
Exelon Corporation

EXELON GENERATION COMPANY, LLC

/s/ Carter Culver
Carter Culver
Assistant Secretary
Exelon Generation Company, LLC

COMMONWEALTH EDISON COMPANY

/s/ Carter Culver
Carter Culver
Assistant Secretary
Commonwealth Edison Company

October 1, 2021

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.